     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2000


                                                             FILE NO. 33-16245
                                                             FILE NO. 811-5276
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /

                        Post-Effective Amendment No. 13                      /X/

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                                Amendment No. 13                             /X/

                                 -------------

                  VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              220 East 42nd Street
                               New York, New York        10017-5891
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       Registrant's Telephone number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    Copy to:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830

        It is proposed that this filing will become effective (check appropriate box)

        / / immediately upon filing pursuant to paragraph (b)


        /X/ on May 1, 2000 pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)(1)

        / / 75 days after filing pursuant to paragraph (a)(2)


       / / on (date) pursuant to paragraph (a)(1)


        / / on (date) pursuant to paragraph (a)(2) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   VALUE LINE
                        STRATEGIC ASSET MANAGEMENT TRUST


                        --------------------------------
                                   PROSPECTUS
                                  MAY 1, 2000
--------------------------------------------------------------------------------


                                     [LOGO]

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
                              SECURITIES OR PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                    TABLE OF CONTENTS
--------------------------------------------------------------------------------

               TRUST SUMMARY

                           What is the Trust's goal? PAGE 2

                           What are the Trust's main investment strategies? PAGE
                           2

                           What are the main risks of investing in the Trust? PAGE 2

                           How has the Trust performed? PAGE 3

                           What are the Trust's fees and expenses? PAGE 4

 HOW WE MANAGE THE TRUST

  Our principal investment strategies PAGE 5

  The principal risks of investing in the Trust PAGE 7

                     WHO MANAGES THE TRUST

                                     Investment Adviser PAGE 8

                                     Management fees PAGE 8

                                     Portfolio management PAGE 8

        ABOUT YOUR ACCOUNT

              How to buy and sell shares PAGE 9

              Dividends, distributions and taxes PAGE 10

                       FINANCIAL HIGHLIGHTS

                                         Financial Highlights PAGE 11

                    TRUST SUMMARY
--------------------------------------------------------------------------------

WHAT IS THE TRUST'S GOAL?


                   The Trust's investment objective is to achieve a high total investment return consistent with reasonable risk. Although the Trust will strive to achieve this goal, there is no assurance that it will succeed. Shares of the Trust are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC").


WHAT ARE THE TRUST'S MAIN INVESTMENT STRATEGIES?

                   To achieve the Trust's goals, we invest in a broad range of common stocks, bonds and money market instruments in accordance with our asset allocation strategy. In selecting securities for purchase or sale, we rely on the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM- Ranking System. These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months relative to all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Trust will usually invest are those U.S. Securities ranked 1 or 2 by either Ranking System but it may also invest in common stocks ranked 3. There are no set limitations of investments in any category or according to the company's size, although the Trust generally invests in U.S. securities issued by larger, more established companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE TRUST?

                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. The risks vary depending upon a fund's mix of stocks, bonds and money market securities. Therefore, before you invest in this fund you should carefully evaluate the risks.

                   The chief risk that you assume when investing in the Trust is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                   You also assume an interest rate risk, the possibility that as interest rates rise the value of some fixed income securities, especially those securities with longer maturities, may decrease.

                   The price of Trust shares will increase and decrease according to changes in the value of the Trust's investments. The Trust will be affected by changes in stock prices which tend to fluctuate more than bond prices.

                   An investment in the Trust is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 7.

HOW HAS THE TRUST PERFORMED?

                   This bar chart and table can help you evaluate the potential risks of investing in the Trust. We show how returns for the Trust's shares have varied over the past ten calendar years, as well as the average annual returns of these shares for one, five, and ten years all compared to the performance of the S&P 500-Registered Trademark-, and the Lehman Brothers Government/Corporate Bond Index, which are broad based market indexes. You should remember that unlike the Trust, these indexes are unmanaged and do not include the costs of buying, selling, and holding the securities. This performance information does not reflect separate account or variable insurance contract fees or charges. If such fees and charges were reflected, the Trust's returns would be less than those shown. The Trust's past performance is not necessarily an indication of how it will perform in the future.

                   TOTAL RETURNS AS OF 12/31 EACH YEAR (%)

                   EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


1990  -0.15%
1991  43.34%
1992  15.05%
1993  11.86%
1994  -4.88%
1995  28.54%
1996  15.87%
1997  15.66%
1998  27.45%
1999  24.32%

                         BEST QUARTER:                             Q4 1998  +23.39%
                         WORST QUARTER:                            Q3 1990  (12.11%)


                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99



                                                                 1 YEAR       5 YEARS     10 YEARS
                         ---------------------------------------------------------------------------
                         VALUE LINE STRATEGIC ASSET
                         MANAGEMENT TRUST                     24.32%         22.24%      16.94%
                         ---------------------------------------------------------------------------
                         S&P 500-REGISTERED TRADEMARK- INDEX  21.04%         28.55%      18.22%
                         ---------------------------------------------------------------------------
                         LEHMAN BROTHERS GOVERNMENT/
                         CORPORATE BOND INDEX                 -2.15%         7.61%       7.65%
                         ---------------------------------------------------------------------------

WHAT ARE THE TRUST'S FEES AND EXPENSES?

                   These tables describe the fees and expenses you pay in connection with an investment in the Trust.

                   SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         --------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES   NONE
                         AS A PERCENTAGE OF OFFERING PRICE
                         --------------------------------------------------------
                         MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A          NONE
                         PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
                         REDEMPTION PRICE, WHICHEVER IS LOWER
                         --------------------------------------------------------
                         MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED
                         DIVIDENDS                                           NONE
                         --------------------------------------------------------
                         REDEMPTION FEE                                      NONE
                         --------------------------------------------------------
                         EXCHANGE FEE                                        NONE
                         --------------------------------------------------------


                   ANNUAL TRUST OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE TRUST'S ASSETS)



                         ---------------------------------------------------------
                         MANAGEMENT FEES                                     0.50%
                         ---------------------------------------------------------
                         DISTRIBUTION AND SERVICE (12b-1) FEES               NONE
                         ---------------------------------------------------------
                         OTHER EXPENSES                                      0.08%
                         ---------------------------------------------------------
                         TOTAL ANNUAL TRUST OPERATING EXPENSES               0.58%
                         ---------------------------------------------------------

                   EXAMPLE

                   This example is intended to help you compare the cost of investing in the Trust to the cost of investing in other mutual funds. We show the cumulative amount of Trust expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Trust's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:


                                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                         ------------------------------------------------------------------
                         VALUE LINE STRATEGIC ASSET
                         MANAGEMENT TRUST                $59     $186     $324     $726
                         ------------------------------------------------------------------

                    HOW WE MANAGE THE TRUST
--------------------------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES


                   Because of the nature of the Trust, you should consider an investment in it to be a long-term investment that will best meet its objectives when held for a number of years. The following is a description of how the Adviser pursues the Trust's objectives.



                   We analyze economic and market conditions, seeking to identify the market sector or securities that we think make the best investments.



                   The Trust attempts to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) equity securities, (b) debt securities with maturities of more than one year and (c) money market instruments (debt securities with maturities of less than one year). Allocation of the Trust's assets among these types of securities will be determined by the Adviser and will be based primarily on data derived from proprietary computer models for the stock and bond markets which the Adviser has developed and other factors which the Adviser deems appropriate. There are no limits on the percentage of the Trust's assets that can be invested in equity, debt or money market securities. When the asset allocation model indicates a preference for equity securities, the percentage of the Trust's total assets invested in equity securities will be increased. Similarly, if the expected total return from equity securities is poor, then a greater percentage of the Trust's assets will be invested in debt or money market securities.


                   INVESTMENT IN EQUITY SECURITIES. In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness-TM- Ranking System or the Value Line Performance-TM- Ranking System. The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors. The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months relative to all 1,700 stocks under review. The Rankings are updated weekly to reflect the most recent information.


                   The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Expanded Edition of The Value Line Investment Survey which consists of stocks with mostly smaller market capitalizations (under $1 billion) and only a few stock of foreign issuers. This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranks use a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each Expanded Edition stock during the coming six to twelve months relative to all 1,800 stocks under review in the Expanded Edition.


                   Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance for the next six to twelve months. The Trust will usually invest in common stocks ranked 1 or 2 but it may also invest in common stocks ranked 3. Reliance upon the rankings, whenever feasible, is a fundamental policy of the Trust which may not be changed without shareholder approval. The utilization of these Rankings is no assurance that the Trust will perform more favorably than the market in general over any particular period.

                   INVESTMENT IN DEBT SECURITIES. The Trust invests primarily in investment grade debt securities issued by U.S. corporations rated within one of the four highest categories of a nationally recognized rating organization and in debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

                   INVESTMENT IN MONEY MARKET SECURITIES. The short-term instruments in which the Trust invests are primarily U.S. Government obligations and repurchase agreements.

                   TEMPORARY DEFENSIVE POSITION
                   From time to time in response to adverse market, economic, political or other conditions, the Trust may invest without limitation in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Trust avoid losses, but it may result in lost opportunities. If this becomes necessary, the Trust may not achieve its investment objectives.

                   PORTFOLIO TURNOVER

                   The Trust may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objectives. This strategy would result in higher brokerage commissions and other expenses and may negatively affect the Trust's performance.


THE PRINCIPAL RISKS OF INVESTING IN THE TRUST

                   Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. The risks of investing in the Trust may vary depending on the mix of equity securities, debt securities and money market instruments. Therefore, before you invest in this Trust you should carefully evaluate the risks.

                   Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons. Debt securities represent the contractual obligation of an issuer to repay the principal upon maturity and are subject to interest rate and credit risks. Interest rate risk is the decline in debt securities that usually accompanies a rise in interest rates. Credit risk refers to the possibility that a debt security could have its credit downgraded or that the issuer will fail to pay the principal or interest when due.

                   The Trust's use of the Value Line Ranking Systems involves the risk that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Trust's portfolio.


                   Please see the Statement of Additional Information for a further discussion of risks. Information on the Trust's recent holdings can be found in the Trust's current annual or semi-annual report.

                    WHO MANAGES THE TRUST
--------------------------------------------------------------------------------

                   The business and affairs of the Trust are managed by the Trust's officers under the direction of the Trust's Board of Trustees.

INVESTMENT ADVISER

                   Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Trust's investment adviser and manages the Trust's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients resulting in combined assets under management of over $5 billion.

                   The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. which with its predecessor has been in business since 1931. A subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.

MANAGEMENT FEES

                   For managing the Trust and its investments, the Adviser is paid a yearly fee of 0.50% of the Trust's average daily net assets.

PORTFOLIO MANAGEMENT

                   A committee of employees of the Investment Adviser is jointly and primarily responsible for the day-to-day management of the Trust's portfolio.

                    ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES

                   You may invest in the Trust only by purchasing certain variable annuity and variable insurance contracts ("Contracts") issued by GIAC. The Trust continuously offers its shares to GIAC's separate accounts at the net asset value per share next determined after a proper purchase request has been received by GIAC. GIAC then offers to owners of the Contracts ("Contractowners") units in its separate accounts which directly correspond to shares in the Trust. GIAC submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners. Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail. The Trust redeems shares from GIAC's separate accounts at the net asset value per share next determined after receipt of a redemption order from GIAC.

                   THE ACCOMPANYING PROSPECTUS FOR A GIAC VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE POLICY DESCRIBES THE ALLOCATION, TRANSFER AND WITHDRAWAL PROVISIONS OF SUCH ANNUITY OR POLICY.

                    / / NET ASSET VALUE

                   We determine the Trust's net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange each day that exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. We calculate NAV by adding the market value of all the securities and assets in the Trust's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities for which market prices or quotations are available at their market value. We price securities for which market valuations are not available at their fair market value as determined under the direction of the Board of Trustees. Any investments which have a maturity of less than 60 days we price at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

                   The Trust intends to pay dividends from its net investment income and distribute any capital gains that it has realized annually. All dividends and capital gains distributions will be automatically reinvested, at net asset value, by GIAC's separate accounts in additional shares of the Trust.

                   Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The prospectus for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contractowners.

                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                   The financial highlights table is intended to help you understand the Trust's financial performance for the past five years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request by calling 800-221-3253.

                   FINANCIAL HIGHLIGHTS

                   -------------------------------------------------------------


                                                                 YEARS ENDED DECEMBER 31,
                         ------------------------------------------------------------------------------
                                                         1999       1998       1997       1996     1995
                         ------------------------------------------------------------------------------
                         NET ASSET VALUE,
                         BEGINNING OF YEAR             $25.22     $22.13     $21.90     $20.27   $16.13
                         ------------------------------------------------------------------------------
                           INCOME FROM INVESTMENT
                           OPERATIONS:
                             Net investment income        .59        .30        .65        .53      .39
                             Net gains or losses
                             on securities (both
                             realized and
                             unrealized)                 5.34       5.43       2.65       2.56     4.17
                         ------------------------------------------------------------------------------
                             Total income from
                             investment operations       5.93       5.73       3.30       3.09     4.56
                         ------------------------------------------------------------------------------
                           LESS DISTRIBUTIONS:
                             Dividends from net
                             investment income           (.29)      (.68)      (.55)      (.37)    (.26)
                             Distributions from
                             net realized capital
                             gains                      (1.47)     (1.96)     (2.52)     (1.09)    (.16)
                         ------------------------------------------------------------------------------
                             Total distributions        (1.76)     (2.64)     (3.07)     (1.46)    (.42)
                         ------------------------------------------------------------------------------
                         NET ASSET VALUE, END OF
                         YEAR                          $29.39     $25.22     $22.13     $21.90   $20.27
                         ------------------------------------------------------------------------------
                         TOTAL RETURN**                 24.32%     27.45%     15.66%     15.87%   28.54%
                         RATIOS/SUPPLEMENTAL DATA:
                         Net assets, end of year
                         (in thousands)             1,611,881  $1,414,284 $1,196,589 $1,072,785 $876,509
                         Ratio of expenses to
                         average net assets               .58%(1)       .58%(1)       .59%(1)       .58%(1)     .60%
                         Ratio of net income to
                         average net assets              2.13%      1.25%      3.08%      2.70%    2.18%
                         Portfolio turnover rate           70%       106%        58%        71%      63%
                         ------------------------------------------------------------------------------



                    ** Total returns do not reflect the effect of charges,
                       deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                    (1)Ratio reflects expenses grossed up for custody credit
                       arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

--------------------------------------------------------------------------------

FOR MORE INFORMATION


                   Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. In the Trust's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can find more detailed information about the Trust in the current Statement of Additional Information dated May 1, 2000, which we have filed electronically with the Securities and Exchange Commission
                   (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Trust, you can write to the Fund, c/o GIAC, 201 Park Avenue South, New York, NY 10003 or call toll-free 800-221-3253.



                   Reports and other information about the Trust are available on the EDGAR Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-Mail address: publicinfo@SEC.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Trust, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.


                   INVESTMENT ADVISER                                CUSTODIAN
                   Value Line, Inc.                                  State Street Bank and Trust Company
                   220 East 42nd Street                              225 Franklin Street
                   New York, NY 10017-5891                           Boston, MA 02110

                                                               File no. 811-5276

                              VALUE LINE STRATEGIC
                             ASSET MANAGEMENT TRUST

              220 East 42nd Street, New York, New York 10017-5891
                        1-800-223-0818 or 1-800-243-2729
                               www.valueline.com

--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2000

-------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Strategic Asset Management Trust dated May 1, 2000, a copy of which may be obtained without charge by writing or telephoning the Trust. The financial statements, accompanying notes and report of independent accountants appearing in the Trust's 1999 Annual Report to Shareholders are incorporated by reference in this Statement. A copy of the Annual Report is available from the Trust upon request and without charge by calling 800-223-0818.


                                 --------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Description of the Trust and Its Investments and Risks......  B-2
Management of the Trust.....................................  B-13
Investment Advisory and Other Services......................  B-15
Brokerage Allocation and Other Practices....................  B-16
Capital Stock...............................................  B-17
Purchase, Redemption and Pricing of Shares..................  B-17
Taxes.......................................................  B-18
Performance Data............................................  B-19
Financial Statements........................................  B-19

             DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

    CLASSIFICATION. The Trust is a Massachusetts business trust organized in 1987. The Trust's investment adviser is Value Line, Inc. (the "Adviser").

    INVESTMENT STRATEGIES AND RISKS. The primary investment objective of the Trust is to achieve a high total investment return consistent with reasonable risk. The Trust's investment objective cannot be changed without shareholder approval. There can be no assurance that the Trust will achieve its investment objective. There are risks in all investments, including any stock investment, and in all mutual funds that invest in stocks.

    Under normal conditions, the Trust will attempt to achieve its objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Trust among three types of securities: (a) equity securities, (b) debt securities with maturities of more than one year, and
(c) money market instruments (debt securities with maturities of less than one year). Allocation of the Trust's assets among these types of securities will be determined by the Adviser and will be based primarily on data derived from computer models for the stock and bond markets which the Adviser has developed and other factors which the Adviser deems appropriate.

    There are no limits on the percentage of the Trust's assets that can be invested in equity, debt or money market securities. Thus, at any given time, the Trust may invest entirely in equity, debt or money market securities or any combination thereof.


    When the stock market model indicates a preference for equity securities, the percentage of the Trust's total assets invested in equity securities will be increased. Similarly, if the expected total return from equity securities is poor, then a greater percentage of the Trust's assets will be invested in debt or money market securities as indicated by the Adviser's bond market model. The Trust is typically weighted towards equity securities over debt and money market securities. The Trust may also write covered call options on its portfolio securities, invest in repurchase agreements and in financial futures contracts and related options. See "Miscellaneous Investment Practices" below.


    INVESTMENT IN DEBT SECURITIES. The Trust may invest in a broad variety of debt securities, including debt securities issued by U.S. companies rated within one of the four highest grades assigned by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by the Adviser to be of comparable quality, and debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). It is the Trust's current intention to limit its investments in debt securities to those rated within the three highest grades.

    U.S. Government Securities include direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes and Treasury bonds) or securities issued or guaranteed by U.S. Government agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Agencies and instrumentalities which issue or guarantee securities include: the Federal Farm Credit System and the Federal Home Loan Banks, the Tennessee Valley Authority, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the United States Postal Service, the Government National Mortgage Association, Farmers Home Administration, and the Export-Import Bank.

    INVESTMENT IN MONEY MARKET SECURITIES. The Trust may invest in short-term instruments (maturing in one year or less), including the following:

        (1) U.S. Government obligations such as U.S. Treasury bills, notes or bonds, and obligations of agencies or instrumentalities of the Federal Government such as the Federal Home Loan Banks, the Federal Land Banks, or the Federal National Mortgage Association.

        (2) Obligations (including certificates of deposit and bankers acceptances) of: (a) banks or savings and loan associations subject to regulation by the U.S. Government (including foreign branches of such banks), generally limited to institutions with a net worth of at least $100,000,000 and to banks where the bank or its holding company carries a Value Line financial strength rating of at least "A" (the third highest of nine rating groups) of (b) U.S. branches of foreign banks, limited to institutions having total assets of not less than $1 billion or its equivalent.

        (3) Instruments fully secured or collateralized by the type of obligation described in the preceding paragraphs.

        (4) Commercial paper issued by corporations maturing within one year from the day of purchase and rated Prime-2 or better by Moody's or A-2 or better by S&P, or issued by corporations having unsecured debt outstanding which is rated at least Aa by Moody's or AA by S&P.

        (5) Other debt instruments issued by corporations maturing within one year from the day of purchase and rated at least Aa by Moody's or AA by S&P.

    Investments in obligations of a foreign branch of a U.S. bank and in U.S. branches of a foreign bank may subject the Trust to additional investment risks. These risks may include international and political developments, foreign government restrictions, foreign withholding taxes or possible seizure or nationalization of foreign deposits. In addition, foreign branches of domestic banks and foreign banks are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting and record keeping.

    The Adviser uses its best judgment in selecting money market investments, taking into consideration rates, terms and marketability of obligations as well as the capitalization, earnings, liquidity and other indicators of the financial condition of their issuers in arriving at investment decisions.

MISCELLANEOUS INVESTMENT PRACTICES

    RESTRICTED SECURITIES. On occasion, the Trust may purchase securities which would have to be registered under the Securities Act of 1933 if they were to be publicly distributed. However, it will not do so if the value of such securities and other securities which are not readily marketable (including repurchase agreements maturing in more than seven days) would exceed 10% of the market value of its net assets. It is management's policy to permit the occasional acquisition of such restricted securities only if (except in the case of short-term non-convertible debt securities) there is an agreement by the issuer to register such securities, ordinarily at the issuer's expense, when requested to do so by the Trust. The acquisition in limited amounts of restricted securities is believed to be helpful toward the attainment of the Trust's investment objective without unduly restricting its liquidity or freedom in the management of its portfolio. However, because restricted securities may only be sold privately or in an offering registered under the Securities Act of 1933, or pursuant to an exemption from such registration, substantial time may be required to sell such securities, and there is greater than usual risk of price decline prior to sale.

    In addition, the Trust may purchase certain restricted securities
("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

    The Adviser, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are liquid or illiquid for purposes of the Trust's limitation on investment in securities which are not readily marketable or are illiquid. Among the factors to be considered are the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the time needed to dispose of it.

    To the extent that the liquid Rule 144A securities that the Trust holds become illiquid, due to lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Trust's assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Directors, will monitor the Trust's investments in Rule 144A securities and will consider appropriate measures to enable the Trust to maintain sufficient liquidity for operating purposes and to meet redemption requests.

    COVERED CALL OPTIONS. The Trust may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Trust writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Trust will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Trust has no control, the Trust must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Trust foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Trust will not write call options in an aggregate amount greater than 25% of its net assets.

    The Trust will purchase call options only to close out a position. When an option is written on securities in the Trust's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Trust's position, or the Trust may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Trust may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Trust has written. The Trust realizes a gain if the amount paid to purchase the call option is less than the premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the premium received for writing a similar option. Generally, the Trust realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

    STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Trust may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC").

    The Trust's futures and options on futures transactions must constitute bona fide hedging or other risk management purposes pursuant to regulations promulgated by the CFTC. In addition, the Trust may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of the Trust's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long futures or options contracts by the Trust, an amount equal to the market value of the futures contract will be deposited in a segregated account with the Trust's custodian of cash and liquid debt securities to collateralize the position and thereby insure that the use of such futures contract is unleveraged. No more than 25% of the Trust's net assets may be deposited in such segregated account.

    There can be no assurance of the Trust's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

    For example, should the Trust anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Trust anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Trust should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

    A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Trust's successful use of stock index futures as a hedging device.

    The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Trust entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Trust is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Trust entering into a short futures contract. If the offsetting short price exceeds the long price, the Trust realizes as a gain, and if the offsetting short price is less than the long price, the Trust realizes a loss.

    No consideration will be paid or received by the Trust upon entering into a futures contract. Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

    The Trust may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Trust does change and is reflected in the net asset value of the Trust. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

    Successful use of stock index futures by the Trust also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Trust's overall performance may be worse than if no such contracts had been entered into. For example, if the Trust has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Trust will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Trust has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Trust may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Trust is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.


    Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Trust will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

    Options and futures contracts entered into by the Trust will be subject to special tax rules. These rules may accelerate income to the Trust, defer Trust losses, cause adjustments in the holding periods of Trust securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Trust distributions. However, the Trust anticipates that these investment activities will not prevent the Trust from qualifying as a regulated investment company.


    REPURCHASE AGREEMENTS. The Trust may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Trust, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Trust will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Trust. Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Trust could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Trust seeks to enforce its rights thereto;
(b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


    LENDING PORTFOLIO SECURITIES. The Trust may lend its portfolio securities to broker-dealers or institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Trust. The loans will be made in conformity with applicable regulatory policies and will be 100% collateralized by cash, cash equivalents or U.S. Treasury bills on a daily basis in an amount equal to the market value of the securities loaned and interest earned. The Trust will retain the right to call, upon notice, the loaned securities and intends to call loaned voting securities in anticipation of any important or material matter to be voted on by shareholders. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loan justifies the risk. The Trust may pay reasonable custodian and administrative fees in connection with the loans.

    WHEN-ISSUED SECURITIES. The Trust may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase.

During the period between purchase and settlement, no payment is made by the Trust to the issuer and no interest accrues to the Trust. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Trust's other assets. While when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the commitment to purchase a security on a when-issued basis is confirmed, the Trust will record the transaction and reflect the value of the security in determining its net asset value. The Trust does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Trust will maintain cash and high quality marketable securities equal in value to commitments for when-issued securities in a segregated account.

    SHORT SALES. The Trust may from time to time make short sales of securities or maintain a short position, provided that at all times when a short position is open the Trust owns an equal amount of such securities or securities convertible into or exchangeable for an equivalent amount of such securities. No more than 10% of the value of the Trust's net assets taken at market may at any one time be held as collateral for such sales.

    FUTURES AND OPTIONS ON FUTURES. The Trust may trade in financial futures contracts including stock index futures and in options on such financial futures contracts. Currently, financial futures contracts can be entered into for interest rate sensitive debt securities such as U.S. Treasury bills, bonds and notes, certificates of the Government National Mortgage Association and bank certificates of deposit ("interest rate futures"). These contracts are principally traded on the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures on stock indexes are currently traded on the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. The Trust may enter into futures contracts on these instruments and indexes as well as on new instruments and indexes as they become available on national futures exchanges.

    Financial futures contracts are contracts entered into on a commodity exchange which provide for the future delivery of an underlying instrument or index on a specified date, time and place. The contractual obligations may be satisfied by either taking or making physical delivery of the underlying commodity (or cash settlement in the case of stock index futures and certain other financial futures contracts) or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the instrument or index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the instrument or index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Trust entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Trust is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Trust pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Trust entering into a short futures contract. If the offsetting short price exceeds the long price, the Trust realizes a gain, and if the offsetting short price is less than the long price, the Trust realizes a loss.

    No consideration will be paid or received by the Trust upon entering into a futures contract. Initially, the Trust will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1 to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Trust upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

    The Trust may also purchase put and call options on financial futures contracts on commodity exchanges or write covered options on such contracts. Unlike a futures contract, which requires the parties to buy and sell a commodity on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Trust does change and is reflected in the net asset value of the Trust. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

    The Trust's commodities transactions must constitute bona fide hedging or other non-speculative transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Trust may not engage in such activities generally if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options would exceed 5% of the fair market value of the Trust's net assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. In instances involving entering into long futures or options contracts by the Trust, an amount equal to the market value of the commodity contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such commodity contract is unleveraged.

    Interest rate futures contracts may be entered into in order to hedge the Trust's portfolio of debt securities against anticipated interest rate changes. If the Adviser anticipates that interest rates will rise, the Trust may enter into a short interest rate futures contract or write a call option or purchase a put option on such futures contract to attempt to hedge against a decrease in the value of the Trust's securities. If the Adviser anticipates that interest rates will decline, the Trust may enter into a long interest rate futures contract or purchase a call option thereon to protect against an increase in the prices of the securities the Trust intends to purchase.

    The Trust may enter into stock index futures for the purpose of hedging against changes in values of the Trust's portfolio securities or options on stock indexes. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Trust's successful use of stock index futures as a hedging device.

    When futures are purchased to hedge against a possible increase in the price of stocks before the Trust is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

    OPTIONS ON SECURITIES. The Trust may purchase and write listed put and call options on equity and debt securities when deemed appropriate and consistent with the Trust's investment objective. The Trust will engage in option transactions to realize profits through the receipt of premiums, to protect unrealized gains or to avoid realizing losses and to hedge securities positions held by the Trust.

    The Trust will write call options only if they are secured. A call option is "secured" if the Trust owns the securities underlying the call, if the Trust holds a call at the same exercise price for the same exercise period and on the same securities as the call written, or if the Trust establishes with its custodian at the time it writes the call, and maintains for the term of the option, a segregated account consisting of cash, U.S. Government Securities or other high-grade debt securities equal to the fluctuating market value of the optioned securities. The segregated account will be adjusted at least daily to reflect changes in the market value of the optioned securities.

    The Trust will write put options only if they are secured. A put option is "secured" if the Trust holds a put at the same exercise price, for the same exercise period and on the same underlying security as the put written, or if the Trust places cash, U.S. Government Securities or other high-grade debt securities with a value equal to the exercise price of the put in a segregated account with the Trust's custodian. The segregated account will be adjusted daily to reflect the current value of the put.

    The Trust may enter into "closing purchase transactions" or "closing sale transactions" to terminate its obligations with respect to an option prior to the expiration of the option. As the writer of an option, the Trust may effect a closing purchase transaction by buying an option of the same series and exercise price as the option previously written. As the purchaser of an option, the Trust may liquidate its position by selling the option previously purchased.

    The Trust may realize a profit or loss upon entering into a closing purchase or sale transaction. The Trust will realize a profit if the cost of a closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of a closing purchase transaction exceeds the premium received upon writing the original option. Whether the Trust realizes a profit or loss on a closing sale transaction will depend on whether the amount received in the closing sale transaction is more or less than the premium the Trust initially paid for the original option plus the related transaction costs.


    The Trust will not (1) sell listed put or call options to the extent that, immediately after a sale, the aggregate value of the securities underlying the calls or obligations securing the puts would exceed 25% of the Trust's net assets or (2) purchase listed put or call options if, immediately after a purchase, the premiums paid for all the options owned at that time would exceed 10% of the Trust's net assets.


    TRUST POLICIES.

          (i)
            The Trust may not issue senior securities except evidences of indebtedness permitted under clause (ii) below.

         (ii)
            The Trust may not borrow money in excess of 10% of the value of its assets and then only as a temporary measure to meet unusually heavy redemption requests or for other
    extraordinary or emergency purposes. Securities will not be purchased while borrowings are outstanding. No assets of the Trust may be pledged, mortgaged or otherwise encumbered, transferred or assigned to secure a debt except in connection with the Trust's entering into stock index futures.

        (iii)
            The Trust may not engage in the underwriting of securities except to the extent that the Trust may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

         (iv)
            The Trust may not invest 25% or more of its assets in securities of issuers in any one industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

          (v)
            The Trust may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Trust may purchase securities of issuers which engage in real estate operations.

         (vi)
            The Trust may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Trust's assets. The Trust may lend its portfolio securities to broker-dealers and institutional investors if as a result thereof the aggregate value of all securities loaned does not exceed 33 1/3% of the total assets of the Trust.

        (vii)
            The Trust may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Trust for permissible purposes or to margin payments made in connection with such contracts.

       (viii)
            The Trust may not purchase or sell any put or call options or any combination thereof, except that the Trust may write and sell covered call option contracts on securities owned by the Trust. The Trust may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). The Trust may also purchase and sell put and call options on stock index futures contracts.

         (ix)
            The Trust may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          (x)
            The Trust may not invest more than 5% of its total assets in securities of issuers having a record, together with its predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         (xi)
            The Trust may not purchase securities for the purpose of exercising control over another company.

        (xii)
            The Trust may not invest in commodities or commodity contracts except that the Trust may invest in stock index futures contracts and options on stock index futures contracts.

       (xiii)
            The Trust may not purchase oil, gas or other mineral type development programs or leases, except that the Trust may invest in the securities of companies which invest in or sponsor such programs.

        (xiv)
            The Trust may not purchase the securities of any issuer if, to the knowledge of the Trust, those officers and trustees of the Trust and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

         (xv)
            The primary investment objective of the Trust is to achieve a high total investment return consistent with reasonable risk.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Trust follows the industry classifications in The Value Line Investment Survey.

    The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Trust which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Trust or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

    Since the Trust will be used as an investment vehicle for variable annuity contracts and variable life insurance policies issued by The Guardian
Insurance & Annuity Company, Inc. ("GIAC") its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

                            MANAGEMENT OF THE TRUST

    The business and affairs of the Trust are managed by the Trust's officers under the direction of the Board of Trustees. Set forth below is certain information regarding the Trustees and Officers of the Trust.

                             TRUSTEES AND OFFICERS


NAME, ADDRESS AND AGE              POSITION WITH TRUST   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------              -------------------   -----------------------------------------
*Jean Bernhard Buttner             Chairman of the       Chairman, President and Chief Executive
 Age 65                            Board of Directors    Officer of the Adviser and Value Line
                                   and President         Publishing, Inc. Chairman and President
                                                         of the Value Line Funds and Value Line
                                                         Securities, Inc. (the "Distributor");
                                                         Chairman and President of each of the 15
                                                         Value Line Funds.
 John W. Chandler                  Director              Consultant, Academic Search Consul-
 2801 New Mexico Ave., N.W.                              tation Service, Inc. Trustee Emeritus and
 Washington, DC 20007                                    Chairman (1993-1994) of the Board of
 Age 76                                                  Trustees of Duke University; President
                                                         Emeritus, Williams College.
 David H. Porter                   Director              Visiting Professor of Classics, Williams
 5 Birch Run Drive                                       College, since 1999; President Emeri-
 Saratoga Springs, NY 12866                              tus, Skidmore College since 1999 and
 Age 64                                                  President, 1987-1998; Director of
                                                         Adirondack Trust Company.
 Paul Craig Roberts                Director              Chairman, Institute for Political Econo-
 169 Pompano St.                                         my; Director, A. Schulman Inc. (plas-
 Panama City Beach, FL 32413                             tics).
 Age 61
 Nancy-Beth Sheerr                 Director              Former Chairman, Radcliffe College Board
 1409 Beaumont Drive                                     of Trustees.
 Gladwyne, PA 19035
 Age 50
 Stephen Grant                     Vice President        Portfolio Manager with the Adviser.
 Age 46
 Bruce Alston                      Vice President        Portfolio Manager with the Adviser since
 Age 54                                                  1997; Portfolio Manager with Dreyfus
                                                         Management, Inc. 1994-1996.
 David T. Henigson                 Vice President,       Director, Vice President and Compliance
 Age 42                            Secretary and         Officer of the Adviser. Director and Vice
                                   Treasurer             President of the Distributor. Vice
                                                         President, Secretary and Treasurer of
                                                         each of the 15 Value Line Funds.


--------------
* "Interested" director as defined in the Investment Company Act of 1940 (the "1940 Act").

Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.

    Trustees of the Trust are also directors/trustees of 11 other Value Line Funds.

    The following table sets forth information regarding compensation of Trustees by the Trust and by the Trust and the eleven other Value Line Funds of which each of the Trustees is a director or trustee for the fiscal year ended December 31, 1999. Trustees who are officers or employees of the Adviser do not receive any compensation from the Trust or any of the Value Line Funds.



                               COMPENSATION TABLE
                      FISCAL YEAR ENDED DECEMBER 31, 1999



                                                                                       TOTAL
                                                      PENSION OR       ESTIMATED    COMPENSATION
                                                      RETIREMENT         ANNUAL      FROM TRUST
                                     AGGREGATE         BENEFITS         BENEFITS     AND TRUST
                                    COMPENSATION    ACCRUED AS PART       UPON        COMPLEX
NAME OF PERSONS                      FROM TRUST    OF TRUST EXPENSES   RETIREMENT    (12 FUNDS)
---------------                     ------------   -----------------   ----------   ------------
Jean B. Buttner                        $  -0-               N/A             N/A       $   -0-
John W. Chandler                        2,968               N/A             N/A        35,620
David H. Porter                         2,968               N/A             N/A        35,620
Paul Craig Roberts                      2,968               N/A             N/A        35,620
Nancy-Beth Sheerr                       2,968               N/A             N/A        35,620


    As of the date of this Statement of Additional Information, The Guardian Insurance & Annuity Company, Inc., a Delaware corporation, owned all of the outstanding shares of the Trust. Such shares are allocated to one or more Guardian separate accounts, which are registered as unit investment trusts under the 1940 Act. The address of The Guardian Insurance & Annuity Company, Inc. is 201 Park Avenue South, New York, New York 10003. It is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

                     INVESTMENT ADVISORY AND OTHER SERVICES


    The Trust's investment adviser is Value Line, Inc. (the "Adviser").
Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 84% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Trust, owns all of the voting stock of Arnold Bernhard & Co., Inc.



    The investment advisory agreement between the Trust and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate of 0.50% of the Trust's average daily net assets during the year. During 1997, 1998 and 1999, the Trust paid or accrued to the Adviser advisory fees of $5,718,843, $6,293,798 and $7,451,342, respectively.



    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Trust including, at its expense, all administrative services, office space and the services of all officers and employees of the Trust. The Trust pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. In addition, the Trust has agreed to reimburse GIAC for certain administrative and shareholder servicing expenses incurred by GIAC on behalf of the Trust. See note 4 of the notes to the Trust's financial statements for the year ended December 31, 1999. The Trust has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Trust. The agreement will terminate upon its assignment.


    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management in excess of $5 billion.

    Certain of the Adviser's clients may have investment objectives similar to the Trust and certain investments may be appropriate for the Trust and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Trust. In other cases, however, it is believed that the ability of the Trust to participate, to the extent permitted by law, in volume transactions will produce better results for the Trust.


    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Trust. The Trust, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Trust. The Code requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

    The Trust has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Trust for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation. The Distributor also serves as distributor to the other Value Line funds.
Jean Bernhard Buttner is Chairman and President of the Distributor.

    The Adviser has retained State Street Bank and Trust Company ("State Street") to provide certain bookkeeping and accounting services for the Trust. The Adviser pays State Street $32,400 per annum for each Value Line fund for which State Street provides these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Trust's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Trust's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Trust's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Trust shares by the registered owners and transmits payments for dividends and distributions declared by the Trust. National Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, MO 64105, provides certain transfer agency functions to the Trust as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Trust's independent accountants and also performs certain tax preparation services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, are able to execute them as expeditiously as possible and at the best obtainable price. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principal, except when it is determined that better prices and executions may otherwise be obtained. The Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided. Such allocation will be in such amounts and in such proportions as the Adviser may determine. Orders may also be placed with brokers or dealers who sell shares of the Trust or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection. During 1997, 1998 and 1999, the Trust paid brokerage commissions of $748,334, $1,460,070 and $797,719, respectively, of which $427,025 (57%),
$859,104 (59%) and $465,623 (58%), respectively, was paid to Value Line Securities, Inc., the Trust's distributor and a subsidiary of the Adviser. Value Line Securities, Inc. clears transactions for the Trust through unaffiliated broker-dealers.



    The Board of Trustees has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act which requires that the commissions paid to Value Line Securities or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Trustees with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. During 1999, $607,327 (76%) of the Trust's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $190,392 (24%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Trust and to shareholders of the Value Line funds. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information were furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Trust, but certain of these services might have relieved the Trust of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible and at the best obtainable price. The Trust is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.


    PORTFOLIO TURNOVER. The Trust's annual portfolio turnover rate may exceed 100%. A rate of portfolio turnover of 100% would occur if all of the Trust's portfolio were replaced in a period of one year. To the extent that the Trust engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Trust's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Trust's Prospectus.

                                 CAPITAL STOCK

    Each share of beneficial interest of the Trust, $.01 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Trust were liquidated, would receive the net assets of the Trust.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Trust are purchased at net asset value next calculated after receipt of a purchase order. Shares of the Trust are available to the public only through the purchase of certain contracts issued by GIAC. There are no minimum investment requirements.

REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Trust under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Trust to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Trust's shareholders.

    The value of shares of the Trust on redemption may be more or less than the shareholder's cost, depending upon the market value of the Trust's assets at the time.

    NET ASSET VALUE. The net asset value of the Trust's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Trust shares have been received. The net asset value per share is determined by dividing the total value of the investments and other assets of the Trust, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Trust are valued at fair value as the Board of Trustees or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.


                                     TAXES

    The Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Trust so qualified during the Trust's last fiscal year. By so qualifying, the Trust is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to GIAC's separate accounts. The Trust's net investment income is made up of dividends and interest less expenses. The computation of net capital gains takes into account any capital loss carry forward of the Trust.

    Federal tax regulations require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferral benefits provided by the variable contracts which are offered in connection with such separate accounts. The Adviser intends to diversify the Trust's investments in accordance with those requirements. The prospectuses for GIAC's variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contractowners.

                                PERFORMANCE DATA

    From time to time, the Trust may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Trust will be accompanied by information on the Trust's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Trust may also advertise aggregate total return information for different periods of time.

    The Trust's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:
                         P(1+T) to the power of n = ERV

Where:  P    =    a hypothetical initial purchase order of $1,000
        T    =    average annual total return
        n    =    number of years
        ERV  =    ending redeemable value of the hypothetical $1,000 purchase at the end of the period.


    The Trust's average annual total returns for the one, five and ten year periods ending December 31, 1999 were 24.32%, 22.24% and 16.94%, respectively.


    The Trust's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

    From time to time, evaluations of the Trust's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Trust.

    Investors should note that the investment results of the Trust will fluctuate over time, and any presentation of the Trust's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.

                              FINANCIAL STATEMENTS


    The Trust's financial statements for the year ended December 31, 1999, including the financial highlights for each of the five fiscal years in the period ended December 31, 1999, appearing in the 1999 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS.


    (a) Declaration of Trust.*



    (b) By-laws.*


    (c) Not applicable.


    (d) Investment Advisory Agreement.*



    (e) Distribution Agreement.*


    (f)  Not applicable.


    (g) Custodian Agreement.*



    (h) Agreement with The Guardian Insurance & Annuity Company, Inc.*



    (i)  Legal Opinion.*


    (j)  Consent of independent accountants.

    (k) Not applicable.

    (l)  Not applicable.

    (m) Not applicable.


    (p) Code of Ethics.



    * Filed as an exhibit to Post-Effective Amendment No. 12 and incorporated herein by reference.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None

ITEM 25.  INDEMNIFICATION.


    Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 12.


ITEM 26.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Jean Bernhard Buttner   Chairman of the Board,          Chairman of the Board and Chief Executive
                        President and Chief Executive   Officer of Arnold Bernhard & Co., Inc. and
                        Officer                         Chairman of the Value Line Funds and the
                                                        Distributor

Samuel Eisenstadt       Senior Vice President and       -------------------------------------------
                        Director

David T. Henigson       Vice President, Treasurer and   Vice President and a Director of Arnold
                        Director                        Bernhard & Co., Inc. and the Distributor

                                POSITION WITH
         NAME                    THE ADVISER                         OTHER EMPLOYMENT
         ----                    -----------                         ----------------
Howard A. Brecher       Vice President, Secretary and   Vice President, Secretary, Treasurer and a
                        Director                        Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.     Director                        Attorney-at-law; Retired Administrative Law
                                                        Judge

W. Scott Thomas         Director                        Partner, Brobeck, Phleger & Harrison,
                                                        attorneys, One Market Plaza, San Francisco,
                                                        CA 94105

Linda S. Wilson         Director                        President Emerita, Radcliffe College;
                                                        Senior Lecturer, Harvard Graduate School of
                                                        Education, Cambridge, MA 02138


ITEM 27.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)

                             (2)
                         POSITION AND            (3)
         (1)               OFFICES          POSITION AND
 NAME AND PRINCIPAL    WITH VALUE LINE      OFFICES WITH
  BUSINESS ADDRESS     SECURITIES, INC.      REGISTRANT
  ----------------     ----------------      ----------
Jean Bernhard Buttner  Chairman of the    Chairman of the
                       Board              Board and
                                          President

David T. Henigson      Vice President,    Vice President,
                       Secretary,         Secretary and
                       Treasurer and      Treasurer
                       Director

Stephen LaRosa         Asst. Vice         Asst. Treasurer
                       President

        The business address of each of the officers and directors is 220 East 42nd Street, NY 10017-5891.

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

          Value Line, Inc.
        220 East 42nd Street
        New York, NY 10017
        For records pursuant to:
        Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
        Rule 31a-1(f)

          State Street Bank and Trust Company
c/o NFDS
        P.O. Box 219729
        Kansas City, MO 64121-9729
        For records pursuant to Rule 31a-1(b)(2)(iv)


          State Street Bank and Trust Company
        225 Franklin Street
        Boston, MA 02110
        For all other records

ITEM 29.  MANAGEMENT SERVICES.

    None.

ITEM 30.  UNDERTAKINGS.

    None.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 13 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 11, 2000 relating to the financial statements and financial highlights which appear in the December 31, 1999 Annual Report to Shareholders of Value Line Strategic Asset Management Trust, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 24, 2000

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2000.


                                          VALUE LINE STRATEGIC ASSET MANAGEMENT
                                          TRUST

                                          By:     /s/ DAVID T. HENIGSON
                                             ...................................

                                             DAVID T. HENIGSON, VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                   SIGNATURES                             TITLE                      DATE
                   ----------                             -----                      ----
                *JEAN B. BUTTNER              Chairman and Trustee;               April 24, 2000
                (JEAN B. BUTTNER)               President; Principal
                                                Executive Officer

                *JOHN W. CHANDLER             Trustee                             April 24, 2000
               (JOHN W. CHANDLER)

                *DAVID H. PORTER              Trustee                             April 24, 2000
                (DAVID H. PORTER)

               *PAUL CRAIG ROBERTS            Trustee                             April 24, 2000
              (PAUL CRAIG ROBERTS)

               *NANCY-BETH SHEERR             Trustee                             April 24, 2000
               (NANCY-BETH SHEERR)

              /s/ DAVID T. HENIGSON           Treasurer; Principal Financial      April 24, 2000
     .......................................    and Accounting Officer
               (DAVID T. HENIGSON)


*By       /s/ DAVID T. HENIGSON
   ...................................

           (DAVID T. HENIGSON,
            ATTORNEY-IN-FACT)